UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 16, 2005

THE PANTRY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25813	56-1574463
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1801 Douglas Drive Sanford, North Carolina		27330-1410
(Address of principal executive office)		(Zip Code)

(919) 774-6700

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Purchase Agreement

On November 16, 2005, The Pantry, Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), as representative of the several initial purchasers of the Notes (as defined below). Subject to the terms and conditions in the Purchase Agreement, the Company agreed to sell to the initial purchasers, and the initial purchasers agreed to purchase from the Company, $135 million aggregate principal amount of the Company’s 3% Senior Subordinated Convertible Notes due 2012 (the “Notes”). The Notes will be guaranteed by the Company’s existing and future domestic subsidiaries, other than one subsidiary with no indebtedness and de minimis assets (the “Guarantors”), on a senior subordinated basis. Pursuant to the Purchase Agreement, the initial purchasers exercised their option to purchase an additional $15 million principal amount of the Notes solely to cover overallotments (the “Overallotment Option”), bringing the aggregate principal amount of Notes sold to $150 million.

The Notes and the common stock issuable upon conversion of the Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws and may not be offered or sold except to qualified institutional buyers in reliance on Rule 144A under the Securities Act. Resales of the Notes and the common stock issuable upon conversion of the Notes are restricted.

Pursuant to the terms of the Purchase Agreement, the Company has agreed to indemnify the initial purchasers against certain liabilities, including liabilities under the Securities Act, and will contribute to payments that the initial purchasers may be required to make in respect of those liabilities.

The Company intends to use the net proceeds from the offering of the Notes primarily: (1) to repay approximately $100.0 million of the $305.0 million outstanding under its senior credit facility and (2) to pay a net cost of approximately $18.5 million associated with separate convertible bond hedge and warrant transactions (described below). The Company intends to use the remaining cash proceeds for general corporate purposes, including acquisitions.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to its full terms and provisions as set forth therein. A copy of the Purchase Agreement is attached as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Indenture

On November 22, 2005, in connection with the offering of the Notes, the Company entered into an indenture with Wachovia Bank, National Association, as trustee, relating to the issuance of $150 million aggregate principal amount, including the Overallotment Option, of the Notes (the “Indenture”). The information contained in Item 2.03 (Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant) below is incorporated herein by reference. The description of the Indenture contained in Item 2.03 below is qualified in its entirety by reference to its full terms and provisions as set forth therein. A copy of the Indenture is attached as Exhibit 10.5 to this current report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

On November 22, 2005, the Company and the Guarantors entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Merrill Lynch and Wachovia Capital Markets, LLC. Pursuant to the Registration Rights Agreement, the Company has agreed, for the benefit of the holders of the Notes and the shares of the Company common stock, par value $.01 per share, issuable upon conversion of the Notes, to:

•	file with the Securities and Exchange Commission no later than the 90th day after the first date of original issuance of the Notes, a shelf registration statement covering resales of the Notes and the common stock issuable upon conversion or repurchase thereof pursuant to Rule 415 under the Securities Act;

•	use reasonable efforts to cause the shelf registration statement to be declared effective under the Securities Act no later than 210 days after the first date of original issuance of the Notes; and

•	use reasonable efforts to keep the shelf registration statement effective until the earliest of: (i) the sale pursuant to the shelf registration statement of the Notes and all of the shares of common stock issuable upon conversion of the Notes, and (ii) the date when the holders, other than the holders that are the Company’s “affiliates,” of the Notes and the common stock issuable upon conversion of the Notes are able to sell all such securities immediately without restriction pursuant to the volume limitation provisions of Rule 144 under the Securities Act or any successor Rule thereto or otherwise.

If the Company fails to comply with certain of the terms of the Registration Rights Agreement (a “Registration Default”), additional interest will accrue on the Notes, from and including the day following the Registration Default to but excluding the day on which the Registration Default has been cured. Additional interest will be paid semi-annually in arrears, with the interest payment due on the first interest payment date following the date on which such additional interest begins to accrue, and will accrue at an additional rate per year equal to:

•	0.25% of the principal amount of the Notes to and including the 90th day following such Registration Default; and

•	0.50% of the principal amount of the Notes from and after the 91st day following such Registration Default.

In no event will additional interest accrue at a rate per year exceeding 0.50% of the issue price of the Notes.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to its full terms and provisions as set forth therein. A copy of the Registration Rights Agreement is attached as Exhibit 10.2 to this current report on Form 8-K and is incorporated herein by reference.

Hedge Confirmations

On November 16, 2005, the Company entered into a Confirmation of OTC Convertible Note Hedge (the “First Hedge Confirmation”) with Merrill Lynch International, an affiliate of Merrill Lynch (such affiliate, “MLI”). On November 21, 2005, the Company entered into a second Confirmation of OTC Convertible Note Hedge (the “Second Hedge Confirmation,” together with the First Hedge Confirmation, the “Hedge Confirmations”) with MLI. Under the Hedge Confirmations, upon the conversion of Notes pursuant to their terms, MLI is required, subject to the conditions therein, to deliver to the

Company the number of shares of the Company’s common stock that the Company is obligated to deliver to the holders of the Notes with respect to the conversion, calculated exclusive of shares deliverable by the Company by reason of any additional premium relating to the Notes or by reason of any election by the Company to unilaterally increase the conversion rate pursuant to the Indenture. The Hedge Confirmations expire at the close of trading on November 15, 2012, which is the maturity date of the Notes, although MLI will have ongoing obligations with respect to Notes properly converted on or prior to that date of which MLI has been timely notified.

The foregoing descriptions of the First Hedge Confirmation and the Second Hedge Confirmation are each qualified in their entirety by reference to the full terms and provisions of each such agreement as set forth therein. A copy of each of the First Hedge Confirmation and the Second Hedge Confirmation is attached as Exhibit 10.3 and Exhibit 10.4, respectively, to this current report on Form 8-K and each is incorporated herein by reference.

Warrant Confirmations

On November 16, 2005, the Company entered into a Confirmation of OTC Warrant Transaction (the “First Warrant Confirmation”) with MLI. On November 16, 2005, the Company entered into a second Confirmation of OTC Warrant Transaction (the “Second Warrant Confirmation,” together with the First Warrant Confirmation, the “Warrant Confirmations”). Pursuant to the Warrant Confirmations, the Company will be required to issue up to 2,993,000 shares of its common stock on November 15, 2012 upon notice of exercise by MLI. The exercise price is $62.86 per share, which represents a 60 premium over the closing price of the Company’s shares of common stock on November 16, 2005. If MLI exercises the warrant, the Company will have the option to settle in cash or shares the excess of the price of the Company’s shares on that date over the initially established exercise price.

The foregoing description of the First Warrant Confirmation and the Second Warrant Confirmation are each qualified in its entirety by reference to its full terms and provisions of each such agreement as set forth therein. A copy of each of the First Warrant Confirmation and the Second Warrant Confirmation is attached as Exhibit 10.5 and Exhibit 10.6, respectively, to this current report on Form 8-K and each is incorporated herein by reference.

Employment Agreement Amendment

On November 17, 2005, the Company entered into Amendment No. 5 to Employment Agreement by and between the Company and Peter J. Sodini dated November 17, 2005 (“Amendment No. 5”). Amendment No. 5 extends the term of Mr. Sodini’s employment agreement with the Company for an additional three years (to September 30, 2009) and clarifies the compensation to be provided to Mr. Sodini in the event of termination for death or disability following a Change in Control (as defined in the Employment Agreement between the Company and Peter J. Sodini, as amended).

The foregoing description of Amendment No. 5 is qualified in its entirety by reference to its full terms and provisions as set forth therein. A copy of Amendment No. 5 is attached as Exhibit 10.7 to this current report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 22, 2005, the Company entered into the Indenture with Wachovia Bank, National Association, as trustee, relating to the issuance of $150 million aggregate principal amount of the Notes, including the Overallotment Option, that were sold in accordance with the Purchase Agreement in a private placement.

The Notes will bear interest at the rate of 3% per year. Interest on the Notes is payable semiannually on May 15 and November 15 of each year, beginning on May 15, 2006. Interest on the notes will accrue from the date of original issuance or, if interest has already been paid, from the date it was most recently paid. The Notes will mature on November 15, 2012.

Payment of principal, interest and premium and additional interest, if any, on the Notes will be subordinated to the prior payment in full of all senior debt on the terms provided in the Indenture.

Holders may convert their Notes into cash and shares of common stock, if any, at a conversion rate of 19.9622 shares per $1,000 principal amount of Notes, subject to adjustment upon certain events, under the following circumstances: (1) during specified periods, if the price of the common stock reaches, or the trading price of the Notes falls below, specified thresholds described in the Indenture; (2) if the Company makes certain specified distributions to holders of its common stock; (3) upon the occurrence of a fundamental change or certain other corporate events; or (4) during the six months prior to, but not on, the maturity date.

Upon conversion, a holder will receive, in lieu of common stock, an amount in cash equal to the lesser of (i) the principal amount of the Note, or (ii) the conversion value, determined in the manner set forth in the Indenture, of a number of shares equal to the conversion rate. If the conversion value exceeds the principal amount of the Note on the conversion date, the Company will also deliver, at its election, cash or common stock or a combination of cash and common stock with respect to the remaining common stock deliverable upon conversion. If a holder elects to convert its Notes in connection with certain events that constitute a change of control, the holder will be entitled to receive additional change of control shares upon conversion in certain circumstances.

Upon specified fundamental change events, holders will have the option to require the Company to purchase for cash all or any portion of the Notes at a price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest, if any, to the purchase date.

If an event of default on the Notes occurs, the principal amount of the Notes, and accrued and unpaid interest may be declared immediately due and payable, subject to certain conditions set forth in the Indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events of default involving the Company. The Indenture provides that events of default include, among other things, (1) failure to make the payment of any interest on the Notes when due and payable, with the failure continuing for a period of 30 days; (2) failure to make the payment of any principal amount or any fundamental change purchase price, including any additional change of control shares, on the Notes when due and payable; (3) default in the delivery when due of all cash and any shares of common stock payable upon conversion with respect to the Notes, which default continues for 15 days; (4) a default by the Company or any of its significant subsidiaries under other debt obligations that results in acceleration of the maturity of that debt; and (5) certain events involving bankruptcy, insolvency or reorganization of the Company or any of its significant subsidiaries.

The Indenture provides that the Company may not consolidate with or merge into any person or convey, transfer or lease all or substantially all of the properties and assets of the Company and its subsidiaries taken as a whole except under certain circumstances.

The foregoing description of the Indenture is qualified in its entirety by reference to its full terms and provisions as set forth therein. A copy of the Indenture is attached as Exhibit 10.8 to this current report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The sale of the Notes to the initial purchasers was made pursuant to Rule 506 of Regulation D under the Securities Act and, therefore, was exempt under Section 4(2) of the Securities Act. The initial resale of the Notes by the initial purchasers was made to qualified institutional buyers pursuant to Rule 144A under the Securities Act and, therefore, was exempt under Section 4(2) of the Securities Act.

The sale of the Notes involved a 2.5% discount to Merrill Lynch, as representative of the several initial purchasers of the Notes.

The sale of the warrant to MLI was made pursuant to Rule 506 of Regulation D under the Securities Act and, therefore, was exempt under Section 4(2) of the Securities Act. There were no underwriting commissions or discounts in connection with the sale of the warrant.

The information contained under the heading “Warrant Confirmations” in Item 1.01 (Entry into a Material Definitive Agreement) and the information contained in Item 2.03 (Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant) above is incorporated herein by reference.

Item 8.01. Other Events.

On November 17, 2005, the Company announced the final pricing terms for the Notes. The Company’s press release dated November 17, 2005 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On November 17, 2005, the Company also announced the entry into a hedge and separate warrant transaction in connection with its offering of the Notes. The Company’s press release dated November 17, 2005 is attached hereto as Exhibit 99.2 and incorporated herein by reference.

On November 22, 2005, the Company announced the completion of the sale of the Notes. The Company’s press release dated November 22, 2005 is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Document
10.1	Purchase Agreement, dated November 16, 2005, by and among The Pantry, Inc., Kangaroo, Inc., R. & H. Maxxon, Inc., subsidiaries of The Pantry, Inc. as Guarantors, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, relating to the 3% Senior Subordinated Convertible Notes due 2012

10.2	Registration Rights Agreement, dated as of November 22, 2005, among The Pantry, Inc., Kangaroo, Inc., R.&H. Maxxon, Inc., subsidiaries of The Pantry, Inc. as Guarantors, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC, as the initial purchasers, relating to the 3% Senior Subordinated Convertible Notes due 2012

10.3	Confirmation of OTC Hedge, dated November 16, 2005, between The Pantry, Inc. and Merrill Lynch International

10.4	Confirmation of OTC Hedge, dated November 21, 2005, between The Pantry, Inc. and Merrill Lynch International

10.5	Confirmation of OTC Warrant, dated November 16, 2005, between The Pantry, Inc. and Merrill Lynch International

10.6	Confirmation of OTC Warrant, dated November 21, 2005, between The Pantry, Inc. and Merrill Lynch International

10.7	Amendment No. 5 to Employment Agreement between The Pantry, Inc. and Peter J. Sodini dated November 17, 2005

10.8	Indenture, dated November 22, 2005, between The Pantry, Inc., Kangaroo, Inc., R. & H. Maxxon, Inc., subsidiaries of The Pantry, Inc. as Guarantors, and Wachovia Bank, National Association, as trustee, relating to the 3% Senior Subordinated Convertible Notes due 2012

99.1	Press Release dated November 17, 2005

99.2	Press Release dated November 17, 2005

99.3	Press Release dated November 22, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE PANTRY, INC.

By:	/s/ Daniel J. Kelly
Daniel J. Kelly Vice President, Chief Financial Officer and Secretary (Authorized Officer and Principal Financial Officer)

Date: November 22, 2005

EXHIBIT INDEX

Exhibit No.	Description of Document
10.1	Purchase Agreement, dated November 16, 2005, by and among The Pantry, Inc., Kangaroo, Inc., R. & H. Maxxon, Inc., subsidiaries of The Pantry, Inc. as Guarantors, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, relating to the 3% Senior Subordinated Convertible Notes due 2012

10.2	Registration Rights Agreement, dated as of November 22, 2005, among The Pantry, Inc., Kangaroo, Inc., R.&H. Maxxon, Inc., subsidiaries of The Pantry, Inc. as Guarantors, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC, as the initial purchasers, relating to the 3% Senior Subordinated Convertible Notes due 2012

10.3	Confirmation of OTC Hedge, dated November 16, 2005, between The Pantry, Inc. and Merrill Lynch International

10.4	Confirmation of OTC Hedge, dated November 21, 2005, between The Pantry, Inc. and Merrill Lynch International

10.5	Confirmation of OTC Warrant, dated November 16, 2005, between The Pantry, Inc. and Merrill Lynch International

10.6	Confirmation of OTC Warrant, dated November 21, 2005, between The Pantry, Inc. and Merrill Lynch International

10.7	Amendment No. 5 to Employment Agreement between The Pantry, Inc. and Peter J. Sodini dated November 17, 2005

10.8	Indenture, dated November 22, 2005, between The Pantry, Inc., Kangaroo, Inc., R. & H. Maxxon, Inc., subsidiaries of The Pantry, Inc. as Guarantors, and Wachovia Bank, National Association, as trustee, relating to the 3% Senior Subordinated Convertible Notes due 2012

99.1	Press Release dated November 17, 2005

99.2	Press Release dated November 17, 2005

99.3	Press Release dated November 22, 2005